UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2018

KLONDEX MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street Suite A
Reno, Nevada 89519
(Address of Principal Executive Offices)

(775) 284-5757
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

Klondex Mines Ltd. (the “Company”) held its annual and special meeting of securityholders (the “Meeting”) on July 12, 2018. At the Meeting, shareholders and securityholders of the Company, as applicable, voted on, and approved, the following proposals:

1.

Approval of a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) by the shareholders and securityholders of the Company (the “Arrangement”);

2.	Approval of a share option plan for Havilah Mining Corporation, a subsidiary of the Company;

3.	Election of nominees to the board of directors of the Company for the ensuing year or for the period up to the effective time of the Arrangement;

4.	Appointment of PricewaterhouseCoopers LLP as auditors of the Company for the ensuing year and authorization of the directors of the Company to fix their remuneration; and

5.	Approval of a non-binding advisory resolution on the Company’s approach to executive compensation.

Because there were sufficient votes to approve the Arrangement, it was not necessary to submit a proposal authorizing adjournment of the Meeting in the event that there were not sufficient votes at the time of the Meeting, or adjournment or postponement thereof, to approve the Arrangement.

1.

On the matter of approval of the Arrangement, the shareholders and securityholders of the Company, voting in the manner more particularly described in the Company’s definitive proxy statement in respect of the Meeting filed with the SEC, approved the proposal pursuant to the following voting results:

Shareholders of the Company:

Outcome of Vote	Votes For	Votes Against	Abstentions
Carried	122,097,683	463,957	N/A
	(99.62%)	(0.38%)

Securityholders of the Company, being shareholders, optionholders, restricted share unit holders and deferred share unit holders of the Company (voting as a single class):

Outcome of Vote	Votes For	Votes Against	Abstentions
Carried	126,677,819	494,949	N/A
	(99.61%)	(0.39%)

Number of broker non-votes in respect of the proposal on approval of the Arrangement: 16,250,541.

2.	One the matter of the approval of the share option plan for Havilah Mining Corporation, the voting results were as follows:

Outcome of Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Carried	111,307,458	11,254,182	N/A	16,250,541
	(90.82%)	(9.18%)

3.

On the matter of the election of eight nominees, Rodney Cooper, Mark J. Daniel, James Haggarty, Richard J. Hall, Paul Huet, William Matlack, Charles Oliver and Blair Schultz, to the board of directors of the Company, the voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Rodney Cooper	121,262,375 (98.98%)	1,252,579 (1.02%)	16,250,540
Mark J. Daniel	116,114,429 (94.78%)	6,400,525 (5.22%)	16,250,540
James Haggarty	121,262,137 (98.98%)	1,252,817 (1.02%)	16,250,540
Richard J. Hall	121,130,372 ( 98.87%)	1,384,582 (1.13%)	16,250,540
Paul Huet	121,026,444 (98.79%)	1,488,510 (1.21%)	16,250,540
William Matlack	119,014,878 (97.14%)	3,500,076 (2.86%)	16,250,540
Charles Oliver	121,078,547 (98.83%)	1,436,407 (1.17%)	16,250,540
Blair Schultz	120,847,691 (98.64%)	1,667,263 (1.36%)	16,250,540

4.

On the matter of the appointment of PricewaterhouseCoopers LLP as auditors of the Company for the ensuing year and authorization the directors of the Company to fix their remuneration, the voting results were as follows:

Outcome of Vote	Votes For	Votes Withheld	Broker Non-Votes
Carried	137,317,413	1,448,081	0
	(98.96%)	(1.04%)

5.	On the matter of the approval of a non-binding advisory resolution on the Company's approach to executive compensation, the voting results were as follows:

Outcome of Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
Carried	120,311,309	2,203,644	N/A	16,250,541
	(98.20%)	(1.80%)

Item 7.01 Regulation FD Disclosure.

On July 12, 2018, the Company issued a press release announcing the voting results of the Meeting and discussing other matters relating to the Arrangement. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being furnished herewith:

Exhibit	Description

99.1	Press Release dated July 12, 2018

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KLONDEX MINES LTD.

Date: July 12, 2018	By: /s/ Barry Dahl
Name: Barry Dahl
Title: Chief Financial Officer